UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2006

ALLTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Allied Drive, Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (501) 905-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 20, 2006, Gregory W. Penske resigned as a director of Alltel Corporation (“Alltel”).

On April 20, 2006, Alltel’s Board of Directors elected Peter A. Bridgman to fill the vacancy created by the resignation of Mr. Penske. Mr. Bridgman’s term will expire at the 2008 Annual Meeting of Stockholders. Mr. Bridgman also was appointed as Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Bridgman was not elected pursuant to any arrangement or understanding between him and any other persons. A copy of Alltel’s April 20, 2006, news release announcing the election of Mr. Bridgman is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

Exhibit 99.1. News Release dated April 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEL CORPORATION

By: /s/ Sharilyn S. Gasaway
Name: Sharilyn S. Gasaway
Title: Executive Vice President - Chief Financial
Officer (Principal Financial Officer)

Date: April 20, 2006

EXHIBIT INDEX

Exhibit No.  Description

99.1   News Release dated April 20, 2006